UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2022

Lexicon Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30111	76-0474169
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2445 Technology Forest Blvd., 11th Floor
The Woodlands, Texas 77381
(Address of principal executive offices and Zip Code)

(281) 863-3000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LXRX	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03    Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this report is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 20, 2022, we filed a Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which became effective on the filing date. The Fifth Amended and Restated Certificate of Incorporation increases the number of shares of our common stock from 225,000,000 to 300,000,000 and reflects a change in our registered agent and additional technical changes requested by the Secretary of State of Delaware renaming it as our Fifth Amended and Restated Certificate of Incorporation rather than our Third Amended and Restated Certificate of Incorporation.

The foregoing summary does not purport to be complete and is qualified in its entirety by our Fifth Amended and Restated Certificate of Incorporation, a copy of which is attached to this report as Exhibit 3.1 and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

Our annual meeting of stockholders was held on May 20, 2022 to consider and vote on the following proposals. The voting results with respect to each matter are set forth below:

(1)	Election of Class I Directors
	Name of Director	For	Withheld	Broker Non-Votes
	Raymond Debbane	107,973,175	12,662,560	11,059,076
	Robert J. Lefkowitz, M.D.	115,286,715	5,349,020	11,059,076
	Alan S. Nies, M.D.	118,814,712	1,821,023	11,059,076

		For	Against	Abstain	Broker Non-Votes
(2)	Ratification and approval of the Company's Third Amended and Restated Certificate of Incorporation	130,430,417	1,201,226	63,168	11,059,076
		For	Against	Abstain	Broker Non-Votes
(4)	Advisory vote to approve the compensation paid to the Company's named executive officers	106,000,751	14,341,221	293,763	11,059,076
		For	Against	Abstain	Broker Non-Votes
(5)	Ratification and approval of the appointment of Ernst & Young LLP as Company's independent auditors for the fiscal year ending December 31, 2022	131,333,471	335,005	26,335	—

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
3.1	—	Fifth Amended and Restated Certificate of Incorporation

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lexicon Pharmaceuticals, Inc.

Date: May 25, 2022	By:	/s/ Brian T. Crum
Brian T. Crum
Senior Vice President and General Counsel